                                                                   Exhibit 10.29









                                      LEASE


                             Dated December 16, 1996
                                  -------------------
                                     between

                                 AMBERJACK, LTD.
                      -----------------------------------
                                   "LANDLORD"


                           and BUSINESS RESOURCE GROUP
                              -------------------------
                                    "TENANT"

         THIS LEASE made this    16th day of December    1996    ,    between
Amberjack, Ltd, (hereinafter called "Landlord"), and Business Resource Group, a California Corporation, (hereinafter called "Tenant").

         For and in consideration of the rents, covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby agrees to lease from Landlord those certain premises (the "Leased Premises"), commonly described as and more particularly shown on Exhibit "A" to this Lease, in that certain building known as 1515 E. Missouri, Phoenix, AZ 85014 (the "Building") . Said leasing is upon and subject to the terms, covenants and conditions set forth in this Lease and Tenant covenants, as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and Tenant further agrees that this Lease is made upon the condition of such performance.

      1.  TERM

      (a) The term of this Lease shall be 60 months (unless sooner terminated as herein provided), which is estimated by Landlord to commence on the 1st day of February, 1997 (the "Commencement Date").

      2.  RENT

      Tenant agrees to pay as base rental the sum of seven thousand six hundred fifty-eight & 67/100 ($7,658.67 ) per month for each and every month of this Lease (the "Base Monthly Rent"), subject to adjustment, as provided in paragraphs 3 and 4, hereof, payable in advance on the first day of each month without offset commencing with the Commencement Date of this Lease. The Base Monthly Rent has been calculated on the basis of 5,744 square feet of rentable area of the Leased Premises, determined in accordance with "American National Standard ANSI Z65.1-1980: Standard Method for Measuring Floor Area in Office Buildings" published by Building Owners and Managers Association International (the "Standard") and leased at the annual rate of sixteen and 00/100 Dollars ($16.00 ) per square foot of such rentable area. Should the Standard be revised, Landlord has the option of recomputing the rentable area based upon the revised Standard.

      3.  CONSUMER PRICE INDEX ESCALATION - deleted

      4.  OPERATING EXPENSES

      (a) If the annual Operating Expenses of the Building exceed the Base Operating Expenses, Tenant shall pay, in addition to the Base Monthly Rent, Tenant's proportionate share of the Operating Expenses of the Building in excess of the Base Operating Expenses based on Tenant's Percentage.

      (b) As used in this Section, the following defined terms shall have the following meanings unless the context otherwise requires:

         (i) "Base Operating Expenses" shall mean "operating expenses" for calendar year 1997 .

         (ii) "Operating Expenses" means, in one calendar year, all costs and expenses incurred by or on behalf of the Landlord for the complete operation, management, protection, security, cleaning, repair and maintenance of the Building and the parking lot structure serving the Building and the Land, and which shall include without limitation, the following:

                  (A) the salary and wages (including cost of uniforms and worker's compensation and unemployment insurance, vacation pay, pension and retirement benefits, health care, and other fringe benefits, whether statutory or otherwise) of all employees of the Landlord directly employed in the operation, maintenance, repair and administration of the Building, the Parking Lot, and the Land, including the security and reception employees and other non-administrative personnel;

                  (B) the cost of goods, services, equipment and supplies used or incurred directly or indirectly in the operation, maintenance, replacement, repair and administration of the Building and/or the Parking Lot, including the heating, ventilating and air conditioning costs, the depreciation cost of all mechanical and electrical systems, costs of providing hot and cold water, electrical or any other energy supplies to the Building and/or the Parking Lot, elevator and escalator maintenance and operation, and service contracts;

                  (C) all taxes, duties, and general or special assessments that may be levied, charged, or assessed against the Building, the Parking Lot or the Land and all property owner's association dues, fees, assessments or other charges;

                  (D) all charges for public services and utilities, including water, natural gas, sewer, electrical power, steam, hot water, or any energy supplied or used in the Building, the Parking Lot, or on the Land and for all work or services performed by any utility company or commission in connection with such utilities;

                  (E) the expense for gardening, landscaping, repainting, rental of signs and equipment, lighting, sanitary control and garbage removal, curbing and fencing maintenance, and glass maintenance and window cleaning;

                  (F) the cost of the Landlord's insurance in types and amounts as may reasonably be carried by a prudent owner, or as required by any lender of Landlord, and the cost of any deductible amount paid by the Landlord in connection with a claim made by the Landlord under such insurance;

                  (G) cost of each "Major Expenditure" (as hereinafter defined) as amortized over the period of the Landlord's reasonable estimate of the economic life of the Major Expenditure, but not to exceed fifteen
         (15) years, using equal monthly installments of principal and interest at the rate announced by First Interstate Bank as its prime rate at the time of expenditure, plus one-half percent (1/2%), where "Major Expenditure" shall mean any single expenditure incurred during or subsequent to the fiscal period in which the Lease commences for modifications or additions to the Building and/or the Parking Garage if one of the principal purposes of such modification or addition was to reduce energy consumption or operating expenses, or was required by governmental law or regulations; and

                  (H) an administrative or property management fee for the property management services desired from the Building. The property management fee shall not exceed three percent (3%) of the gross collected rents. The salaries and wages of those persons referred to in subparagraph 4 (b)(ii)(A) are not deemed to be part of the property management services for purposes of the limitation contained in this subparagraph .

                  PROVIDED, HOWEVER, that if, in any such calendar year the Building is less that ninety percent (90%) occupied during the whole of the fiscal period, "Operating Expenses" shall mean the amount obtained by adjusting the actual Operating Expenses for such fiscal period as if the Building had been ninety percent (90%) occupied during the whole of such fiscal period, such adjustment to be made by the Landlord in good faith by adding to the actual Operating Expenses during such fiscal period such additional costs as would have been incurred if the Building had been ninety percent (90%) occupied.

                  (iii) "Tenant's Percentage" means the percentage determined by converting a fraction, the numerator of which is the rentable area of the Leased Premises as finally determined by the Architect pursuant to Section 2 and the denominator of which is the aggregate of the rentable area, determined in accordance with the Standard, of all leased premises from time to time existing in the Building, whether actually rented or not, inclusive of the Leased Premises. For purposes of this Lease, the percentage is agreed to be twenty-five point zero percent (25.0 %).

                  (c) Landlord shall by each December 15 during the term of this Lease deliver to Tenant a statement of the estimated Operating Expenses for the calendar year immediately following the date of such statement. Landlord's failure to deliver to Tenant such statement by such date, however, shall not preclude Landlord's recovery of Operating Expenses. On the later of the execution of this Lease or thirty (30) days prior to the Commencement Date, Landlord shall also give Tenant an estimate of the annual Operating Expenses from the Commencement Date through December 31 of the calendar year in which the term of this Lease is estimated to commence. If the estimated Operating

Expenses are projected to exceed the Base Operating Expenses, Tenant shall pay to Landlord with each payment of the Base Monthly Rent, as additional rent hereunder, and amount equal to one-twelfth (1/12) of the product of the estimated Operating Expenses for such calendar year (less the Base Operating Expenses) multiplied by Tenant's Percentage.

                  (d) Landlord shall by April 30 of each year during the term of this Lease deliver to Tenant a statement of the actual Operating Expenses for the preceding calendar year, but Landlord's failure to deliver such statement by such date shall not preclude Landlord's recovery of Operating Expenses. If the actual Operating Expenses for such calendar year shall exceed the Base Operating Expenses for such calendar year, Tenant shall, within thirty (30) days following the delivery of such statement, pay to Landlord an amount equal to the product of the actual Operating Expenses (less the Base Operating Expenses) multiplied by Tenant's Percentage; provided, however, payments by Tenant, if any, of estimated Operating Expenses pursuant to this Section 4 shall be credited against the amount due. The actual Operating Expenses shall be prorated, if applicable, in the case of the first and last years of the term of the Lease. If the actual Operating Expenses for such calendar year are greater than the Base Operating Expenses but are less than the estimated Operating Expenses for such calendar year collected by Landlord pursuant to this Section 4, then Tenant shall receive a credit against future monthly payments of estimated Operating Expenses payable by Tenant in an amount equal to the product of the excess of estimated Operating Expenses over actual Operating Expenses multiplied by Tenant's Percentage.

                  (e) Notwithstanding anything to the contrary contained herein, the amount of rent payable under this Lease shall never be less than the Base Monthly Rent.

      5.    PARKING

            (a) Tenant shall at all times during the term of this Lease, have available in the parking garage up to 13 covered reserved spaces and 6 uncovered unreserved spaces. The parking rental for the covered reserved spaces shall be no charge ($0.00 ) per month, per space. Landlord will provide reasonable means of identifying and controlling vehicles authorized to be parked in the reserved and unreserved areas of the Parking Garage. Landlord may make, modify and enforce rules and regulations.

      6.    SECURITY DEPOSIT

            Tenant has paid Landlord at the execution hereof, the sum of seven thousand six hundred fifty-eight & 67/100 ($ 7,658.67 ) as security for the full and faithful performance and observance by Tenant of all the covenants and conditions on Tenant's part to be performed and observed in this Lease as well as in all extensions and renewals hereof. Such deposit shall be returned to Tenant at the termination of this Lease if Tenant has discharged its obligations to Landlord in full. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest thereon. In the event of any default by Tenant, Landlord may apply or retain all or any part of such security deposit to cure any default or to reimburse Landlord for any sum Landlord may spend by reason of default. In the event of such a default the

Landlord's election to utilize all or any part of said security deposit, Tenant shall, upon written notice from Landlord, forthwith deposit with Landlord such sum as is necessary to replenish said security deposit to the amount specified above.

         7.       REPAIRS

                  (a) Landlord shall maintain in good condition the structural parts of the Building, including the foundations, bearing and exterior walls, sub-flooring and roof, and exterior doors, windows, corridors, and other common areas and shall use reasonable efforts to keep all Building equipment such as elevators, plumbing, heating, air conditioning and similar equipment in good condition and repair.

                  (b) By taking possession of the Leased Premises, Tenant accepts the Leased Premises as being in the condition in which Landlord is obligated to deliver them, and as being in good and sanitary order, condition and repair. Tenant agrees that it will (i) make all repairs to the Leased Premises not required to be made by the Landlord, (ii) pay for any repairs to the Leased Premises or the Building containing the Leased Premises made necessary by any negligence or carelessness of Tenant or its employees or persons permitted in the Building by Tenant, and (iii) maintain the Leased Premises in a safe, clean, neat and sanitary condition.

         8.       IMPROVEMENTS AND ALTERATIONS

                  (a) Landlord shall have the right at any time to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other common areas of the Building, and to change the name, number or designation by which The Building is commonly known.

                  (b) The Tenant shall not make any alterations, improvements or additions to the Premises without the Landlord's advance written consent in each and every instance. In the event Tenant desires to make any alterations, improvements or additions, Tenant shall first submit to Landlord plans and specifications therefor. Landlord shall have the option of either hiring a contractor to perform the work or approving in advance the contractor Tenant proposes to hire. If Landlord elects to hire the contractor, Landlord shall: (i) obtain a bid from a contractor selected by Landlord to perform the work specified in the plans and specifications; (ii) present the contractor's bid or contract price to Tenant for Tenant's approval, which is deemed accepted if not rejected in writing within seven (7) days; and (iii) require Tenant to supply a deposit covering all or part of the contractor's bid or contract price. If Landlord elects to approve the contractor selected by Tenant, Tenant shall: (i) obtain the contractor's written agreement to not deviate from the plans and specifications without Landlord's written consent; and (ii) obtain mechanics lien waivers from the contractor and all subcontractors and material men in advance of any work being performed or materials supplied. All alterations, improvements or additions shall become Landlord's property and shall remain upon the premises at the termination of this Lease without compensation to Tenant; provided, however, that Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith remove any alterations, additions or improvements made by Tenant, designated by

Landlord to be removed, and repair and restore the Lease Premises to its original condition, reasonable wear and tear excepted.

         9.       LIENS

                  Tenant shall keep the Leased Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including without limitation costs of suit and attorney's fees shall be considered additional rent and shall be payable by Tenant on demand with interest at the rate of eighteen percent (18%) per annum.

         10.      USE OF PREMISES

                  The Leased Premises are to be used for the sole purpose of business office of Business Resource Group. Tenant agrees that it will use the Leased Premises in such manner as not to injure, annoy, interfere with or infringe on the rights of other tenants in the Building or use or allow the premises to be used for any improper, immoral or unlawful purpose. Tenant agrees to comply with all applicable laws, ordinances and regulations now or hereafter in force in connection with its use of the Leased Premises. Tenant shall not commit nor suffer the commission of any waste, overload any floor beneath the Leased Premises beyond the load limit established by Landlord, or knowingly permit any explosives to enter the Building. Tenant shall not do or permit anything to be done on or about the Leased Premises or bring or keep anything therein which will in any way increase the fire insurance premium or other insurance premium upon The Building.

      11.       LANDLORD SERVICES

                  Landlord agrees to furnish to the Leased Premises during ordinary business hours or generally recognized business days (as determined by Landlord), and subject to the rules and regulations of the standards for Utilities and Services attached hereto as Exhibit "C" and by this reference made a part hereof, water, electricity, heating, and air conditioning suitable for the intended use and occupation of the Leased Premises, janitorial service, and elevator service. Tenant agrees to abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the heating ventilating, and air conditioning system. Landlord shall have no liability, and tenant shall not be entitled to any abatement or reduction of rental, by reason of Landlord's failure to furnish any services when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disturbances or labor disputes, or by any other cause, similar or dissimilar beyond the reasonable control of Landlord.

         12.      RULES AND REGULATIONS

                  Tenant agrees to abide by all rules and regulations of this Building imposed by Landlord, a copy of which are attached hereto as Exhibit "D" and by this reference made a part hereof. These regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Leased Premises and the Building, and as may be necessary for the proper enjoyment of the Building by all tenants and their clients, customers and employees. The rules and regulations may be changed by the Landlord from time to time, and shall become effective after reasonable notice to Tenant. Failure of Tenant to comply with the Building Rules and Regulations shall constitute a default under this Lease.

         13.      TAXES

                  Tenant shall, in addition to and at the same time as the payment of the Base Monthly Rent under this Lease, pay to Landlord the amount of any rental, excise, sales, or transaction privilege tax (but exception Landlord's income tax) now or hereafter imposed by any taxing authority upon Landlord or upon Landlord's receipt of the Base Monthly Rent and any other amounts payable by Tenant pursuant to the terms of this Lease.

         14.      SUBSTITUTED PREMISES - deleted

         15.      UNTENANTABILITY

                  If the Premises are made untenantable in whole or in part by fire or other casualty, the Rent, until repairs shall be made or the Lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by the Tenant, if, but only if, such fire or other casualty was not caused by the fault or negligence of the Tenant, its contractors, agents, or employees. If such damage shall be so extensive that the Premises cannot be restored to tenantability by the Landlord within a period of one hundred eighty (180) days, either party shall have the right to cancel this Lease by notice to the other given at any time within sixty
(60) days after the date of such damage; except that if such fire or casualty resulted from the Tenants fault or negligence, the Tenant shall have no right to cancel. If a portion of the Building other than the Premises shall be so damaged that in the opinion of the Landlord the Building should be restored in such a way as to alter the Premises materially, the Landlord may cancel this Lease by notice to the Tenant given at any time within sixty (60) days after the date of such damage. If more than twenty-five percent (25%) of the Building is made untenantable by fire or other casualty (regardless of whether the Premises are untenantable), Landlord may terminate this Lease by written notice to Tenant within one hundred twenty (120) days after the date of such casualty. In the event of giving effective notice pursuant to this Section, this Lease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinafter set for the expiration of the term of this Lease. In the even neither Landlord not Tenant cancels the Lease, or if in the Landlord's opinion the Premises can be restored to tenantability within one hundred eighty (180) days and Landlord wishes to effect such restoration, the Landlord shall, promptly after adjustment of any relevant insurance claims, commence such restoration at Landlord's expense.

         16.      EMINENT DOMAIN

                  In the event the Building, the Land on which it is located, or any Portion of the Leased Premises is taken under eminent domain proceeding, Tenant shall have no right, title or interest to any award for such taking, except for fixtures and improvements installed by Tenant, if any.

         17.      ASSIGNMENT AND SUBLEASE

                  Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this Lease, or sublet the premises or any part thereof, or permit the premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance. Landlord's consent shall not be unreasonably withheld, provided the proposed assignee or sublessee is reasonably satisfactory to Landlord as to credit and character and will occupy the premises for office purposes consistent with Article 10 of this Lease and Landlord's commitments to other tenants. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this
Article 17 shall be voidable and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder, whether or not then accrued. The Landlord reserves the right, should the Tenant request such assignment or subletting, to release the Tenant from the terms and provisions of this Lease and the Landlord shall have thirty (30) days to make such determination. Should the Landlord exercise this right, then the Lease shall terminate as of the date notice is given to Tenant.

                  Requests for sublease or assignment shall be accompanied by a minimum service fee of $150 and Tenant agrees to reimburse Landlord for all legal fees and other expenses incurred by Landlord in connection with the request. Tenant shall make no profit on a sublease or assignment of this Lease and any increase in rent, bonus or other fee charged or received, which is higher than, or in addition to, the rent, and fees due under this Lease shall be paid to Landlord.

         18.      ACCESS

                  Landlord and its agents shall have the right to enter the premises at all reasonable times for the purpose of examining or inspecting the same, showing the same to prospective purchasers or tenants of the Building, and as necessary to perform their obligations under this Lease. Landlord may erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Leased Premises where reasonably required by the character of the work performed, provided that the business of Tenant shall not be unreasonably interfered with. If Tenant shall not personally be present to open and permit an entry into the Leased Premises at any time when such entry by

Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or, in emergencies, may enter forcibly, without liability to Tenant.

         19.      SUBORDINATION AND ATTORNMENT

                  (a) This Lease is junior, subject and subordinate to all ground leases, mortgages, deeds of trust and other security instruments of any kind now covering the Land, the Building, the Parking Garage and/or the Leased Premises or any portion thereof or interest therein. Landlord reserves the right to place liens or encumbrances on the Land, the Building, the Parking Garage and/or the Leased Premises or any part thereof or interests therein superior in lien and effect to this Lease. This Lease, at the option of the Landlord, shall be subject and subordinate to any and all such liens or encumbrances now or hereafter imposed by Landlord without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease as may be requested by Landlord.

                  (b) In the event of the enforcement by any mortgagee, trustee, or beneficiary under any mortgage, deed of trust or other security instrument of the remedies provided for by law or by such mortgage, deed of trust or other security instrument, Tenant will, if requested by such mortgagee, trustee, or beneficiary or by any person succeeding to the interest of Landlord as the result of said enforcement, automatically become the tenant of any such successor in interest, without any change in the terms or other provisions of this Lease; provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease which are not in excess of an amount equal to one (1 ) month's rental or (ii) any amendment or modification to this Lease made without the consent of such mortgagee or beneficiary, or any successor in interest, except for such amendments or modifications of this Lease as are made in the ordinary course of Landlord's business, provided that any such amendment or modification shall not reduce the rent or any other amount payable by Tenant hereunder. Upon request by said successor in interest, the Tenant shall execute and deliver an instrument or instruments confirming its attornment. Nothing herein shall be construed as a subordination of, or agreement to subordinate, the lien and charge of any mortgage, deed of trust or other security instrument to the rights or leasehold estates of the Tenant under this Lease.

         20.      SALE

                  In the event of a sale or conveyance by Landlord of the Building containing the Leased Premises, the same shall operate to release Landlord from any and all liability or obligation under this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser of the Building and deliver to the purchaser an offset statement and an estoppel certificate in such form as Landlord may request. If any security deposit has been made by Tenant, Landlord may transfer such security deposit to the purchaser, and thereupon Landlord shall be discharged from any further liability in reference thereto.

         21.      INDEMNIFICATION OF LANDLORD

                  (a) Tenant shall hold Landlord harmless from, indemnify and defend Landlord against any and all claims for liability for any injury (including death) or damage to any person or property whatsoever (i) occurring in, on, or about the leased Premises or any part thereof, or (ii) occurring in, or about the building when such injury or damage has been caused in part of or in whole by the act, neglect, fault or omission of Tenant, its agents, servants, employees, and from all costs, attorneys' fees, expenses and liabilities incurred as a result of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons (including death), in, upon or about the Premises from any cause which does not result from the negligence of Landlord and Tenant hereby waives all claims in respect thereof against Landlord.

                  (b) Landlord or anyone authorized to act for Landlord shall not be liable for any damage to property entrusted to employees of the building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface, or from any other place resulting from the negligence of Landlord. Landlord or its agents shall not be liable for interference with the natural light, nor shall Landlord be liable for any latent defect in the Premises or in the building. Tenant shall give prompt notice to Landlord of any fire, accident or defect discovered within the Premises or the building.

                  (c) The provisions of this Section 21 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         22.      TENANTS INSURANCE, WAIVER OF SUBROGATION

                  (a) Tenant agrees to carry at its own expense throughout the term of the lease, comprehensive public liability insurance insuring both Landlord and Tenant against all claims, demands, or actions arising out of or in connection with Tenant's use or occupancy, of the Premises, or by the condition of Premises with a combined single limit of liability of $1,000,000.00 for bodily injury or death and property damage. Tenant shall deliver a Certificate of Insurance to Landlord prior to the date of occupancy of the Premises and said insurance policy shall list and protect Landlord and Tenant as their interests may appear and shall contain an endorsement stating that the insurer agrees to give no less than thirty (30) days prior written notice to Landlord in the event of modification or cancellation thereof.

                  (b)Tenant shall be responsible for its own personal property insurance.

                  (c) Landlord and Tenant each hereby release the other from any and all liability or responsibility for any direct or consequential loss, injury or damage to the Premises, or its contents, caused by fire or any other casualty, during the term of this lease, even if such fire or other casualty may have been caused by the negligence (but not the willful act) of the other party or one for whom such party may be responsible. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees if required by said policies to give each insurance company which has issued to it fire and other property insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers.

         23.      ATTORNEY'S FEES

                  In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

         24.      WAIVER

                  No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, unless done in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Leased Premises.

         25.      NOTICES

                  All notices, demands or other communications in this Lease provided to be given, made or sent by either party hereto to the other shall be deemed to have been duly given, made or sent when made in writing and deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows:

            To Landlord:      Amberjack, Ltd.
                              1620 W. Fountainhead Parkway
                              Suite 410
                              Tempe, AZ 85282

            To Tenant:        Business Resource Group
                              c/o Chief Financial Officer
                              2150 N. First Street Suite 101
                              San Jose, CA 95131


         The address to which any notice, demand or other writing may be given, made or sent to either party may be changed by written notice given by such party as above-provided.

         26.      INSOLVENCY OR BANKRUPTCY

                  The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord's option, constitute a breach of this Lease by Tenant. Upon the happening of any such event, or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceedings.

         27.      DEFAULT

                  (a) In the event Tenant fails to pay any rental due hereunder or fails to keep and perform any of the other terms or conditions hereof, or otherwise breaches this Lease or defaults hereunder, time being of the essence, or in the event of the taking by execution or judgment or other process of law of all or any part of the Tenant's interest in this Lease, then ten (10) business days after written notice of default from Landlord, Landlord may, if such default has not been corrected, resort to any and all legal remedies or combination of remedies which Landlord may desire to assert including, but not limited to one or more of the following: (1) lock the doors of the Leased Premises and exclude Tenant therefrom; (2) retain or take possession of any property on the Leased Premises pursuant to Landlord's statutory lien; (3) enter the Leased Premises and remove all persons and property therefrom; (4) declare this Lease at an end and terminated; (5) sue for the rent due and to become due under this Lease; (6) sue for any damages sustained by Landlord; and (7) continue this Lease in effect and relet the Leased Premises on such terms and conditions as Landlord may deem advisable with Tenant remaining liable for the Base Monthly Rent and other sums due hereunder plus the reasonable cost of obtaining possession of the Leased Premises and of any repairs and alterations necessary to prepare the Leased Premises for reletting, and the cost of reletting. No action of Landlord shall be construed as an election to terminate this Lease unless written notice of such intention be given to Tenant.

                  (b) If Landlord shall default in performing its obligations under this Lease, Tenant shall give Landlord written notice of the deficiency, and Landlord shall have a reasonable time to correct the same, and if not corrected within a reasonable time and such breach is a material breach, Tenant may terminate this Lease or take such other legal steps to which it may be entitled.

         28.      INTEREST ON TENANT'S OBLIGATIONS AND LATE CHARGES

                  (a) Any amount due from Tenant to Landlord which is not paid when due shall bear interest of eighteen percent (18%) per annum until paid, but the payment of such interest shall not excuse nor cure the default.

                  (b) Tenant acknowledges that late payment of the Base Monthly Rent or any other sum required by this Lease to be paid by Tenant to Landlord will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if any payment due from Tenant is not received by Landlord within five (5) calendar days after its due date, Tenant shall pay to Landlord an additional sum of fifty dollars ($50) as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. In addition to the above-described late charge, Tenant shall pay to Landlord fifty dollars ($50) for processing and accounting cost together with interest on such amount at the rate specified above for each occasion that a rental check presented to Landlord by Tenant is returned by Tenant's bank for insufficient funds or for any other reason.

         29.      HOLDING OVER

                  No holding over by Tenant after the term of this Lease shall operate to extend the Lease. In the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Leased Premises covered hereby effective upon the termination of this Lease. Any holding over without the consent of Landlord in writing shall thereafter constitute a lease from month to month with a Base Monthly Rent equal to 200% of the most recent Base Monthly Rent then in effect.

         30.      TIME

                  Time is of the essence of this Lease in each and all of its provisions.

         31.      BROKERS

                  Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Lease, excepting onlyCB Commercial; Pat Horan and except for any broker or agent that Landlord may have employed, it knows of no other real estate broker or agent which is or may be entitled to a commission in connection with this Lease. Tenant agrees to indemnify and save harmless Landlord from any claims for commission by brokers or agents not mentioned in this paragraph.

         32.      RECORDATION

                  Tenant shall not record this Lease or a short form memorandum thereof without the prior written consent of Landlord.

         33.      BUILDING NAME

                  Tenant shall not use the name of the Building or the development in which the Building is situated for any purpose other than the address of the business to be conducted by Tenant in the Leased Premises.

         34.      SIGNS

                  Landlord shall have the sole and absolute discretion over all matters relating to on-premise signs relating to the Building and other Tenant identification signs and facilities which are intended to be seen by the public from roads, sidewalks, pedestrian areas and adjoining structures in the vicinity of the Building.

         35.      CHOICE OF LAW

                  This Lease shall be governed by the Laws of the State of Arizona.

         36.      ESTOPPEL CERTIFICATE OR THREE-PARTY AGREEMENT

                  At Landlord's request, Tenant will in addition to any other statements or certificates required to be executed by Tenant, execute and deliver an estoppel certificate and/or three-party agreement among Landlord, Tenant and any third party dealing with Landlord certifying as to such facts (if true) and agreeing to such notice provisions and other matters as such third party may reasonably require in connection with the business dealings of Landlord and such third party.

         37.      ADDITIONAL CONSTRUCTION

                  Tenant acknowledges that buildings other than the Building may be constructed within the project of which the Building is a part, and, in connection with such construction, Tenant shall permit Landlord and/or any owner of the land upon which such additional buildings are being constructed, to enter the Leased Premises to erect scaffolding and/or protective barriers around the leased Premises (but not so as to preclude entry thereto) and to do any act or thing necessary for the safety or preservation of the Building. Landlord shall not be liable in any such case for any inconvenience, disturbance, loss of business or any other annoyance arising from any such construction, but Landlord shall use its best efforts to see that Landlord or any adjoining owner will conduct such construction as consistently as possible with accepted construction practices, so as to minimize inconvenience, annoyance and disturbance to Tenant.

         38.      DEFINED TERMS AND MARGINAL HEADINGS

                  The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The marginal headings and titles the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         39.      TENANT'S RESPONSIBILITY REGARDING HAZARDOUS SUBSTANCES

                  (a). Hazardous Substances. The term "Hazardous Substances", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

                  (b) Tenant's Restrictions. Tenant shall not cause or permit to occur:

                      (i) Any violation of any federal, state or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or

                      (ii) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under or about the Premises, or the transportation to or from the Premises of any Hazardous Substance, except as specifically disclosed this Lease.

                  (c) Environmental Clean-Up

                      (i) Tenant shall, at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws").

                      (ii) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

                      (iii) Should any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such clean-up plans.

                      (iv) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Owner. If Tenant fails to fulfill any duty imposed under this Paragraph (c) within reasonable time, Owner may do so; and in such case, Tenant shall cooperate with Owner in order to prepare all documents Owner deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, The Tenant shall execute all documents promptly upon Owner's request. No such action by Owner and no attempt made by Owner to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Paragraph (c).

                  (v) Tenant's obligations and liabilities under this Paragraph
(c) shall survive the expiration of this Lease.

              (d) Tenant's Indemnity.

                  (i) Tenant shall indemnify, defend, and hold harmless Owner, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.

                  (ii) Tenant's obligations and liabilities under this Paragraph
(d) shall survive the expiration of this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

 Tenant:                              Landlord:

Business Resource Group               Interwestern Management Corp.
                                      Managers for AmberJack, Ltd.

By                                    By
  ------------------------------        ------------------------------
Its                                   Its
   -----------------------------         -----------------------------
By                                    By
  ------------------------------        ------------------------------
Its                                   Its
   -----------------------------         -----------------------------

                                   EXHIBIT "A"

                           Floor Plan for leased space




                                   EXHIBIT "B"

                                     deleted

                                   EXHIBIT "C"

                      STANDARDS FOR UTILITIES AND SERVICES

         The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt non-discriminatory modifications and additions hereto.

         As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

         (a) Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 7 a.m. to 6 p.m., and have one elevator available at all other times.

         (b) On Monday through Friday, except holidays, from 7 a.m. to 6 p.m. (and other times for $5.00 per zone per hour, ventilate the Leased Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord, it may be required for the comfortable occupancy of the Leased Premises. The air conditioning system achieves maximum cooling when the window blinds remain closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Leased Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building's chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installation or facilities.

         (c) Furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting and fractional horsepower office business machines in the amount of approximately two and one-half (2.5) watts per square foot. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the terms, classifications and rates charged to similar consumers by the public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Tenants cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Tenant agrees not to use any apparatus or device in, upon, or about the Leased Premises which may in any way increase the amount of such services usually furnished or supplied to said Leased Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use such services to excess, the refusal on the part of Tenant to pay, upon demand of Landlord, the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install, use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

         (d) Provide water in public areas for drinking and lavatory purposes only, and if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy. Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

         (e) Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

         (f) Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority, or failure of gas, or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of the Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                   EXHIBIT "D"

                              RULES AND REGULATIONS


      1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor chosen by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.

      2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Leased Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Leased Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Leased Premises.

      3. Tenant shall conform to the design standards established from time to time by Landlord for any items to be placed on balconies on the Building. Landlord shall have the right to remove, at Tenant's expense and without notice all items not conforming with such design standards.

      4. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, elevators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its Tenants provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Tenant and no employee or invitee of any Tenant shall go upon the roof of the Building.

      5. The directory of the Building will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom.

      6. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee of any other person.

         7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instruction in their installation.

         8. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

         9. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any Tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

         10. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed.

         11. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In addition, Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Sundays and legal holidays and on other days between the hours of 6 p.m. and 7 a.m. the following day, and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its tenants.

         12. Tenant shall close and lock the doors of its Leased Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

         13. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

         14. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

         15. Except as approved by Landlord, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Leased Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Leased Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

         16. Tenant shall store all its trash and garbage within its Leased Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

         17. No cooking shall be done or permitted by any Tenant on the Leased Premises, except that used by the Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and obligations.

         18. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

         19. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         20. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Leased Premises, or permit or suffer the Leased Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Leased Premises or the Building.

         21. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

         22. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

      23. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenant, agreements and conditions of any lease of premises in the Building.

      24. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations hereinabove stated and any additional rules and regulations which are adopted.

      25. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customer, invitees and guests.

                                 LEASE ADDENDUM


         This Addendum is attached to and forms part of the Lease dated December 16, 1996, between AmberJack Ltd., Landlord, and Business Resource Group, Tenant, for the premises located at 1515 E. Missouri Avenue, Phoenix, AZ 85014.

In the event of any conflict between the terms of this Addendum and the Lease, the terms of this Addendum shall control.

4.       Operating Expenses

         (b)(ii)(I) - "Operating Expenses" items A,E and G, shall be subject to a maximum year to year increase of 8%.

8.       Improvements and Alterations

         (a) Landlord shall provide a total remodeling construction allowance of $45,952.00 for the tenant to perform Landlord approved interior improvements.

         Landlord shall not release any of the remodeling funds for the purchase of furniture, artwork, trade fixtures, or any type of personal property.

40.      Signs

                  Tenant may install a building standard identification sign on the project's existing monument wall. The final size, style, color, location and configuration must be approved by the Landlord prior to installation.

41.      Second Right of Refusal

         Provided Tenant is not in default under the terms and conditions of the Lease, Tenant shall have the Second Right of Refusal on the 2nd floor premises.

         Should Landlord accept an offer on the said premises, which is refused by the tenant holding the First Right of Refusal, Landlord shall notify Tenant in writing of such offer, and deliver to Tenant a copy of the accepted offer describing the terms and conditions.

         Tenant shall have a period of five (5) days after receipt of Landlord's notice to notify Landlord of their intent to lease the premises upon the terms and conditions contained in the Landlord's accepted offer.


25